UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by Registrant |X|

File by a Party Other Than Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                          VERIDICOM INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      (3)   Filing Party:

            --------------------------------------------------------------------

      (4)   Date Filed:

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                                        2

                                                                       [GRAPHIC]

                                August [_], 2006

Dear Stockholders:

      You are cordially invited to attend Veridicom International, Inc.'s Annual Meeting of Stockholders, which will be held at the Monte Carlo Hotel in Las Vegas, Nevada on September 22, 2006, at 3:00 p.m., Pacific Time.

      At the Meeting, stockholders will be asked to elect directors for the ensuing year, ratify the appointment of accountants, ratify a financing transaction requiring potential issuance of common stock in excess of currently authorized common stock and approve an amendment to the Company's certificate of incorporation to increase the authorized shares of common stock from 60,000,000 to 700,000,000 shares. Information regarding the nominees for election of directors, ratification of the appointment of accountants and amendment to the Company's certificate of incorporation is set forth in the accompanying Proxy Statement.

      It is important that your shares be represented at the Meeting, whether or not you plan to attend. Please indicate on the enclosed proxy card your vote on the matters presented, and sign, date and return the proxy card in the enclosed envelope. If you do attend the Meeting and wish to vote in person, your proxy will be withdrawn at that time. We urge you to vote "FOR" the election of all of the nominees named in the Proxy Statement and "FOR" ratification of the appointment of accountants.


                                  /s/ PAUL MANN
                                  ----------------------------------------------
                                  Paul Mann
                                  President, CEO and Chairman

                          VERIDICOM INTERNATIONAL, INC.
                                 21 Water Street
                          Vancouver BC, Canada V6B 1A1

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held September 22, 2006

TO THE STOCKHOLDERS OF
VERIDICOM INTERNATIONAL, INC.:

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Veridicom International, Inc. ("Veridicom" or the "Company") will be held at the Monte Carlo Hotel in Las Vegas, Nevada on September 22, 2006 at 3:00 p.m., Pacific Time, for the purpose of considering and voting upon the following matters:

            1. Election of Directors. To elect four persons to serve as directors of Veridicom until their successors are duly elected and qualified.

                  The director-nominees are as follows: Paul Mann, Bill Cheung, Jeremy Coles and Shannon McCallum.

            2. Ratify Financing Transaction. To ratify financing transaction requiring potential stock issuances in excess of currently authorized capital stock.

            3. Amendment of Certificate of Incorporation. To amend the Certificate of Incorporation of Veridicom to increase the authorized shares of common stock from 60,000,000 to 700,000,000.

            4. Ratification of Appointment of Accountants. To ratify the appointment of Manning Elliot LLP as Veridicom's independent public accountants.

            5. Transaction of Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

      The board of directors has fixed the close of business on August 11, 2006 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Paul Mann
                                    --------------------------------------------
Dated: August [_], 2006             Paul Mann, Chairman

      WE URGE YOU TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

      THE ENCLOSED PROXY IS SOLICITED BY VERIDICOM'S BOARD OF DIRECTORS.

      ANY STOCKHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY FILING WITH THE SECRETARY OF VERIDICOM AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE ADEQUATE ACCOMMODATIONS.

                          VERIDICOM INTERNATIONAL, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          To be held September 22, 2006

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 2005 Annual Meeting of Stockholders (the "Meeting") of Veridicom International, Inc. ("Veridicom" or the "Company") to be held on September 22, 2006 at 3:00 p.m., Pacific Time, at the Monte Carlo Hotel in Las Vegas, Nevada and at any and all adjournments thereof.

      It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to stockholders eligible to receive notice of, and to vote at, the Meeting on or about August [_], 2006.

Revocability of Proxies

      A form of Proxy for voting your shares at the Meeting is enclosed. Any stockholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of Veridicom an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and voting in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" ELECTION OF THE DIRECTORS NAMED HEREIN, "FOR" THE RATIFICATION OF AJ ROBBINS, PC AS VERIDICOM'S INDEPENDENT PUBLIC ACCOUNTANTS AND IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Persons Making the Solicitation

      This solicitation of Proxies is being made by the Veridicom's board of directors (the "Board"). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by Veridicom. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of Veridicom may solicit Proxies personally or by telephone, without receiving special compensation therefore. In addition, Veridicom may request banks, brokers or other custodians to solicit customers for whom they hold Veridicom stock and will reimburse them for their reasonable out-of-pocket expenses.

                                VOTING SECURITIES

      There were issued and outstanding [______________] shares of the Veridicom's common stock ("Common Stock") on August 11, 2006, which has been fixed as the record date for the purpose of determining stockholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the stockholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of Veridicom as of the Record Date. In connection with the election of directors, there is no cumulative voting. The effect of broker non-votes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Abstentions will be counted for purposes of determining the presence of a quorum, but will not be counted as having been voted on a matter.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The persons named below will be nominated for election as directors at the Meeting to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. Votes of the proxyholders will be cast in such a manner as to effect the election of all four nominees, as appropriate. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are set forth in the section entitled "Stockholder Proposals" in this Proxy Statement.

      The following table sets forth, as of August 11, 2006, the names of, and certain information concerning, the persons nominated for election as directors of Veridicom:


                                                  Year First
Name and Title                                     Appointed      Principal Occupation
Other than Director                         Age    Director    During the Past Five Years
-----------------------------------------   ---   ----------   --------------------------
Paul Mann, Chief Executive Officer, Chief    47      2004      Mr. Mann was the founder
Financial Officer  and Secretary                               of Cavio Corporation and
                                                               served as its CEO since
                                                               its inception in 1998.

Bill Cheung                                  34      2002      Mr. Cheung has been a
                                                               partner of Manhattan
                                                               Capital Partners, Inc., an
                                                               investment advisory
                                                               company, since 2002.
                                                               Prior to that, Mr. Cheung
                                                               spent 10 years in the
                                                               industrial manufacturing
                                                               industry as a partner of
                                                               National Plastics (China)
                                                               and Sino Energy (Hong
                                                               Kong).

Jeremy Coles                                 52      2004      Mr. Coles has been a
                                                               managing director at
                                                               Beaufort International
                                                               Associates Limited since
                                                               September 1998.  Prior to
                                                               that, Mr. Coles was a
                                                               self-employed research and
                                                               marketing consultant.

Shannon McCallum                             42      2004      Mr. McCallum has been
                                                               employed with the U.S.
                                                               Department of Defense for
                                                               the past five years, where
                                                               he has provided security
                                                               risk management services
                                                               for homeland defense
                                                               matters.  Mr. McCallum was
                                                               previously president of
                                                               The McCallum Risk Company,
                                                               a private consulting
                                                               company specializing in
                                                               eCommerce risk, fraud
                                                               detection and IT security
                                                               infrastructure evaluations
                                                               for homeland security.
                                                               Mr. McCallum was also
                                                               Manager, Internet Fraud
                                                               Investigations & Security
                                                               for Travelocity.com, a
                                                               leading provider of online
                                                               travel services.

      None of the director-nominees were selected pursuant to any arrangement or understanding other than with the directors and executive officers of Veridicom acting within their capacities as such. There are no family relationships between any of the directors of Veridicom.

      If a quorum is present at the meeting, the four nominees for directors receiving the most votes will be elected directors. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will have no effect on the vote.

      Management recommends that the stockholders vote "FOR" each of the director-nominees listed above.

The Board of Directors and Committees

      The Board is responsible for the supervision of the overall affairs of the Company. The Board met on ten occasions in fiscal 2005. Each director, except Shannon McCallum, attended at least 75% of all Board meetings held during fiscal 2005.

      The Board does not maintain a separate audit, nominating or compensation committee. Functions customarily performed by such committees are performed by the Board as a whole. Veridicom is not required to maintain such committees under the applicable rules of the Over-the-Counter Bulletin Board.

Policy on Accounting Matters; Pre-Approval of Audit and Non-Audit Services of Independent Auditor

      The Board oversees Veridicom's corporate accounting and reporting practices and the quality and integrity of Veridicom's financial statements and reports, selects, hires, oversees and terminates Veridicom's independent auditors, monitors Veridicom's independent auditors' qualifications, independence and performance, monitors Veridicom's and its affiliates' compliance with legal and regulatory requirements, oversees all internal auditing functions and controls, and oversees Veridicom's and its affiliates' risk management function.

      The Board's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Board regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

Director Compensation

      Directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings. Directors are also eligible to receive annual stock option grants approved by the Board.

Consideration of Director-Nominees

      Stockholder Nominees. Veridicom's Board as a whole will consider nominees to the Board proposed by stockholders, although the Board has no formal policy with regard to stockholder nominees as it considers all nominees on their merits as discussed below. Any stockholder nominations proposed for consideration by the Board should include the nominee's name and qualifications for Board membership and should be addressed to:

      Secretary
      Veridicom International, Inc.
      21 Water Street
      Vancouver BC, Canada V6B 1A1

      Selection and Evaluation of Director Candidates. The Board is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board's existing strengths. This assessment typically includes issues of expertise in industries important to Veridicom, functional expertise in areas such as marketing, human resources, operations, finance and information technology and an assessment of an individual's abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. The Board does not have any written specific minimum qualifications or skills that a candidate must meet in order to serve on the committee. The Board identifies nominees by first evaluating the current members of the Board of Directors qualified and willing to continue in service. Current members of the Board with skills and experience that are relevant to Veridicom's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not to wish to continue in service or if the majority of the Board decided not to re-nominate a member for re-election, the Board identifies the desired skills and experience of a new nominee in light of the following criteria. When identifying and evaluating new directors, the Board considers the diversity and mix of the existing board of directors, including, but not limited to, such factors as: the age of the current directors, employment experience, public interest considerations and the implementation of the Veridicom's strategic plan. Among other things, when examining a specific candidate's qualifications, the Board considers: the ability to represent the best interest of Veridicom, existing relationships with Veridicom, interest in the affairs of Veridicom and its purpose, the ability to fulfill director responsibilities, leadership skill, integrity, business judgment, ability to develop business for Veridicom and the ability to work as a member of a team.

Communications with the Board and Annual Meeting Attendance

      Individuals who wish to communicate with Veridicom's Board may do so by sending correspondence to the Company's Board at Water Street, Vancouver BC, Canada V6B 1A1. Any communications intended for non-management directors should be sent to the above address above to the attention of Investor Relations.

      Veridicom does not have a policy regarding Board member attendance at Annual Meetings of Stockholders.

                          GENERAL INFORMATION REGARDING
                   RATIFICATION OF FINANCING TRANSACTIONS AND
                   AMENDMENT TO THE ARTICLES OF INCORPORATION

Overview

      The Company currently has authorized capital stock consisting of 60,000,000 common shares, $.001 par value, of which [________] shares are issued and outstanding and 2,000,000 preferred shares, $.001 par value, of which no shares are issued and outstanding.

      On February 1, 2006, Veridicom issued common stock and warrants to purchase common stock that may potentially require an issuance of shares greater than the number of shares that it is currently authorized to issue. By issuing these securities, Veridicom has exhausted its 60,000,000 authorized shares of common stock and cannot meet its equity-based obligations entered into the February 2006 transaction without shareholder approval for an increase in the number of authorized shares. Management of Veridicom, which is responsible for these issuances of securities, discovered that it could potentially exceed its authorized shares of common stock in June 2006. This discovery was made in connection with the filing of a registration statement registering shares underlying warrants issued pursuant to the February 2006 financing transaction.

      Upon discovery of this situation, the Company has taken affirmative steps to ensure that this does not occur again. Such steps include (i) ceasing to issue any new shares of common stock, except as have been reserved and registered with the Securities and Exchange Commission, (ii) obtaining written confirmation from holders of outstanding warrants that they will not present such securities for exercise and/or conversion until the Company increases its authorized shares of common stock to at least 700,000,000; (iii) conducting a complete review of all securities of the Company currently outstanding, (iv) proceeding to seek shareholder approval to increase the number of authorized shares so as to satisfy the shares that may potentially be required to be issued should the holders of the Company's options, warrants and other convertible securities elect to exercise and/or convert such securities into common stock,
(v) proceeding to seek shareholder ratification of the issuances of securities that may cause the Company to exceed its authorized share limit and (vi) instituting controls and procedures to prevent the issuance of securities in excess of its authorized capitalization. The additional controls and procedures that we have instituted include maintaining a separate log for all the issuances of stock and securities convertible into shares of common stock, which will be reviewed prior to any issuance to confirm that there are enough shares of common stock issuable upon issuance or conversion and updating the log book upon each new issuance of common stock or securities convertible into common stock. For a complete description of the terms of the transaction, see "Ratification Of Financing Transactions Requiring Potential Stock Issuances In Excess Of Currently Authorized Capital Stock" below.

Transactional Effects on Capitalization of the Company

      As previously stated, performance of the Company's obligations pursuant to the transactions entered into on February 1, 2006, contemplates the issuance of shares of its common stock beyond its authorized capital. The following table describes its capitalization (i) prior to the transaction entered since on February 1, 2006, (ii) after giving effect to the transaction entered into on February 1, 2006, and (iii) as adjusted to give effect to the changes to the Company's capitalization as described in this Information Statement.

                                                     As Adjusted to
                                                     Give Effect to     As Adjusted to
                                      Prior to        Transactions     Reflect Approval
    Securities Authorized and        February 1,   Since February 1,     of Proposal 2
           Outstanding                  2006              2006          and Proposal 3
---------------------------------   ------------   -----------------   ----------------
Common Shares Authorized              60,000,000          60,000,000        700,000,000

Common Shares Outstanding             31,411,471          51,758,005         51,758,005

Warrants Outstanding                  10,200,000          24,300,000         24,300,000

Issuable Upon Conversion of
Convertible Debentures (1)           222,500,908         222,500,908        222,500,908

Employee Stock Options                 3,174,294           3,174,294          3,174,294

Total Shares Issued (Shares owed)   (207,286,673)       (241,733,207)       398,266,793

(1) As further described below, the convertible debentures are convertible into shares of our common stock at a floating rate. The number of shares listed assumes that the entire face value of the convertible debenture was converted on August 1, 2006.

      As the table above illustrates, performance of the Company's obligations pursuant to the transactions entered into on February 1, 2006, contemplates the issuance of 241,733,207 shares of the Company's common stock beyond its authorized capital. The Board of Directors of the Company have approved presentation of proposals to ratify the above transaction in light of the fact that it did not have sufficient share capital to enter in the agreements, and to authorize sufficient capital to fully perform its obligations under the agreements. Unless its shareholders approve both Proposal 2 and Proposal 3, the Company will be unable to perform its obligations under the agreements and will be in default pursuant to the terms of the agreements. Management of the Company believes that it is highly likely that such default will require the Company to substantially curtail or cease its operations, and may result in a total loss of your investment in the Company.

      Potential Effect of Approval or Denial of Proposal 2 and Proposal 3

      The Company's commitments to issue shares beyond our authorized capital as required by the exercise of the aforementioned securities requires authorization by the Company shareholders (Proposal 2) and can only be met if the Company's shareholders approve its proposed increase in authorized shares (Proposal 3).

      Unless the Company's shareholders approve these transactions (Proposal 2) and approve an amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock from 60,000,000 to 700,000,000 (Proposal 3), the Company will be unable to perform its obligations under the warrants and will be in default pursuant to the terms of the warrants. Management of the Company believes that it is highly likely that such default will require the Company to substantially curtail or cease its operations, and may result in a total loss of your investment in the Company.

      Approval of Proposal 2 and Proposal 3 will allow the Company to perform its obligations under the agreements described above, but may involve the following negative effects:

o The issuance of shares upon exercise of the warrants may result in substantial dilution to the interests of other stockholders. This risk of dilution is especially great in light of the fact that the exercise prices of the warrants issued in connection with the warrants are subject to adjustment upon the occurrence of certain events, including:

      o     Subdivisions or combinations of the common stock;

      o     Reclassifications, consolidations or mergers; and

      o The issuance of common stock as a dividend on shares of common stock.

      o The sale of the underlying shares of common stock or even the potential of such exercise or sale may have a depressive effect on the market price of our securities;

      o The sale of the large number of shares to be issued pursuant to the agreements described in Proposal 2 may adversely affect the market price of the Company's common stock; and

      o The terms upon which the Company will be able to obtain additional equity capital may be adversely affected since the holders of outstanding options and warrants can be expected to exercise them, to the extent they are able, at a time when the Company would, in all likelihood, be able to obtain any needed capital on terms more favorable to it than those provided in the options or warrants.

                                 PROPOSAL NO. 2
                      RATIFICATION OF FINANCING TRANSACTION
                       REQUIRING POTENTIAL STOCK ISSUANCES
                 IN EXCESS OF CURRENTLY AUTHORIZED CAPITAL STOCK

      As described above in the preceding section General Information Regarding Proposals 2 and 3, the Company has entered into a financing agreement in February 2006, which potentially requires an issuance of shares greater than the number of shares that the Company is currently authorized to issue. The Company's commitment to issue shares as may be required by these agreements can only be met if the Company's shareholders approve its proposed increase in authorized shares (Proposal 3). This Proposal seeks ratification of this financing transaction in light of their requirement of potential issuances of common stock beyond the Company's authorized capital. The following table and subsequent narrative describes the material terms of each of this transaction.

Warrants Issued in Private Offering

      On February 1 2006, Veridicom completed a private placement offering of 10,000,000 units to accredited investors for an aggregate purchase price of $400,000. Each unit consisted of one share of common stock and one warrant to purchase one share of our common stock. In addition, with respect to the foregoing private placement offering, Veridicom issued 12,500,000 warrants to purchase common stock to a placement agent

      Unless the Company's shareholders approve these transactions by approval of this Proposal 2, the Company will be in default pursuant to the terms of these agreements. Management of the Company believes that it is highly likely that such default will require the Company to substantially curtail or cease its operations, and may result in a total loss of your investment in the Company.

      Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

      Management recommends that the stockholders vote "FOR" ratification of the financing transaction requiring potential stock issuances in excess of currently authorized capital stock.

                                 PROPOSAL NO. 3:
                     TO CONSIDER AND VOTE UPON A PROPOSAL TO
                AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
       TO AUTHORIZE AN INCREASE OF ITS COMMON STOCK TO 700,000,000 SHARES

      The Board of Directors has approved an amendment to Veridicom's Certificate of Incorporation to replace Article IV Sections 1 in its entirety, which will result in an increase to the number of authorized shares of Common Stock from 60,000,000 to 700,000,000. Veridicom's Certificate of Incorporation, as amended, currently authorizes for issuance of 62,000,000 shares consisting of 60,000,000 of common stock and 2,000,000 shares of preferred stock. The approval of this amendment to the Articles of Incorporation will increase the Company's authorized shares of common stock to 702,000,000.

      As described above in the preceding section (General Information Regarding Proposals 2 and 3), the Company currently has additional outstanding securities and agreements that allow for rights exercise that would require the issuance of up to 241,733,207 shares of its common stock in excess of its currently authorized shares. The Company's commitments to issue shares in the future as required by the securities issued after March 2002 can only be met if the Company's shareholders approve this proposed increase in authorized shares (Proposal 3). In addition, the Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing and stock based acquisitions. Article IV Sections 1 would be amended to read as follows and would be filed with the Delaware Secretary of State:

            "Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be Seven Hundred and Two Million (702,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated, "Common Stock" and "Preferred Stock." The Corporation shall be authorized to issue Seven Hundred Million (700,000,000) shares of Common Stock, $.001 per value per share and Two Million (2,000,000) shares of Preferred Stock, $.001 per value share."

      The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

      As of August 11, 2006, a total of [_____] shares of the Company's currently authorized 60,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

            PURPOSE OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

      Except for the issuance of shares of common stock upon exercise of outstanding warrants and upon conversion of the callable secured convertible notes issued or issuable, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are proposed to be authorized.

Unit Offering

      On February 1, 2006, we completed a private placement offering of 10,000,000 units to accredited investors for an aggregate purchase price of $400,000. Each unit consisted of one share of our common stock, par value $0.001 per share, and one warrant to purchase one share of our common stock. In addition, we issued 12,500,000 warrants to purchase our common stock to a placement agent.

Convertible Note/Warrant Financing

      To obtain funding for ongoing operations the Company entered into a Securities Purchase Agreement with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd., AJW Partners, LLC, Alpha Capital, Enable Growth Partners L.P., Whalehaven Capital Fund Limited, Meadowbrook Opportunity Fund LLC and TCMP3 Partners on February 25, 2005 for the sale of (i) $5,100,000 in callable secured convertible notes and (ii) stock purchase warrants to buy 10,200,000 shares of our common stock.

      o On February 25, 2005, the investors purchased $1,700,000 in callable secured convertible notes and received warrants to purchase 3,400,000 shares of the Company's common stock.

      o Between April 29, 2005 and May 9, 2005, the investors purchased an additional $1,700,000 in callable secured convertible notes and received warrants to purchase 3,400,000 shares of the Company's common stock.

      o On August 16, 2006, the investors purchased an additional $1,220,000 in callable secured convertible notes and received warrants to purchase 2,440,000 shares of the Company's common stock.

      The Notes bear interest at 10%, mature three years from the date of issuance, and, subject to the filing of an amendment to the Company's certificate of incorporation increasing its authorized stock, are convertible into our common stock, at the investors' option, at a conversion price equal to the lower of (i) $0.905 or (ii) 50% of the average of the daily volume weighted average price of the Company's common stock for the 5 days before, but not including, the conversion date. As of August 1, 2006, the average of the daily volume weighted average price of the Company's common stock for the preceding 5 trading days as reported on the Over-The-Counter Bulletin Board was $0.036354 and, therefore, the conversion price for the secured convertible notes was $0.018177. As of August 1, 2006 the outstanding principal for the foregoing notes is $4,044,399, therefore based on this conversion price, the callable secured convertible notes, excluding interest, would be convertible into 222,500,908 shares of our common stock.

      We may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the callable secured convertible notes. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, we have granted the Investors a security interest in substantially all of our assets and intellectual property as well as registration rights.

      The Warrants are exercisable until five years from the date of issuance. Half of the Warrants are designated as Series A Warrants and have an exercise price of $3.00 per share and the other half are designated as Series B Warrants and have an exercise price of $5.00 per share. In addition, the exercise price of the Warrants is adjusted in the event we issue common stock at a price below market. As of August 11, 2006 there are 900,000 Series A Warrants and 900,000 Series B Warrants.

      The investors have contractually agreed to restrict their ability to convert the callable secured convertible notes and exercise the warrants and receive shares of the Company's common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

General

      Because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

      The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

      The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

      Management recommends that the stockholders vote "FOR" approval of the proposal to amend the Certificate of Incorporation of the Veridicom.

                                 PROPOSAL NO. 4:
              RATIFICATION OF APPOINTMENT OF MANNING ELLIOTT LLP AS VERIDICOM 'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      Veridicom has selected Manning Elliott LLP to serve as its independent certified public accountants for the fiscal year 2006. Veridicom's Board has determined the firm of Manning Elliott LLP to be fully independent of the operations of Veridicom. A representative of Manning Elliott LLP is expected to be present at the Meeting and such representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

      Aggregate fees billed by Veridicom's independent certified public accountants for the years ended 2005 and 2004 are as follows:

                          2005        2004
                        -------     --------
Audit fees ..........   $47,500(1)  $223,568
Audit related fees ..   $    --     $     --
Tax fees ............   $    --     $  1,193
All other fees ......   $    --     $     --

(1) Fees billed during fiscal 2005 by Manning Elliott LLP were $20,000 of this amount.

      The Board has considered the provision of non-audit services provided by Veridicom's independent certified public accounts to be compatible with maintaining their independence. The Board will continue to approve all audit and permissible non-audit services provided by Veridicom's independent certified public accountants. These services may include audit services and related services, tax services, and other services.

      In the event stockholders do not ratify the appointment of Manning Elliott LLP as Veridicom's independent certified public accountants for the forthcoming fiscal year, such appointment will be reconsidered by Veridicom's Board.

      If a quorum is present at the Meeting, ratification of the appointment of AJ Robbins, PC as Veridicom's independent certified public accountants for fiscal year 2006 requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will each be counted for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

   Management recommends that the stockholders vote "FOR" ratification of the appointment of Manning Elliott LLP as Veridicom's independent certified public accountant for fiscal 2006.

                            SHAREHOLDINGS OF CERTAIN
               BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

      Management of Veridicom knows of no person who owns, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of Common Stock, except as set forth in the table below. The following table sets forth, as of August 11, 2006, the number and percentage of shares of Common Stock beneficially owned, directly or indirectly, by each of Veridicom's directors, director-nominees, the Named Executive Officer (as defined below), principal stockholders and by the directors and director-nominees of Veridicom as a group. The shares "beneficially owned" are determined under applicable Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, principal stockholder or executive officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of August 11, 2006. Each person in the table, except as noted has sole voting and investment powers over the shares beneficially owned.

      Unless indicated otherwise, the address for each person named is c/o Veridicom International, Inc., 21 Water Street, Vancouver BC, Canada V6B 1A1.

                                          Amount and Nature of    Percentage of
Named Executive Officers and Directors:   Beneficial Ownership        Class
---------------------------------------   --------------------   ---------------
Paul Mann                                       3,113,267 (1)          6.7%

Hamid Baradaran                                   100,000              0.2%

Bill Cheung                                       713,572 (2)          1.5%

Shannon McCallum                                  100,000              0.2%

Jermey Coles                                       83,268 (3)          0.2%

Daniel E. Stryker Jr.                                   0                0%

All current directors and named
  officers as a group (6 in all)                4,110,107              8.9%

5% Stockholders:

Dara Bashir Khan
F12 Off Hatim Alvi Road
Block 4 Old Clifton
Karachi Pakistan                                3,750,000              8.1%

Palmira Advisors S C
Avenida Palmira 142
Cuernavaca Morelos
62490 Mexico                                    2,500,000              5.4%

(1)   Includes options to purchase 200,000 shares of Common Stock.

(2) Includes (i) options to purchase 285,714 shares of Common Stock, owned by Manhattan Capital Partners, LLC of which Mr. Cheung is a partner, (ii) options to purchase 150,000 shares of Common Stock and (iii) 277,858 shares in the name of Manhattan Capital Partners.

(3) Includes options and warrants to purchase an aggregate of 652,348 shares of Common Stock.

Section 16(a) Beneficial Ownership Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Veridicom's directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of Veridicom's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Reporting Persons are required by Securities and Exchange Commission regulation to furnish Veridicom with copies of all Section 16(a) forms they file.

      To the knowledge of Veridicom, based solely on its review of the copies of such forms received by it, or written representations from the Reporting Persons, all of the insiders of Veridicom complied with all filing requirements during 2004.

              INFORMATION REGARDING VERIDICOM'S EXECUTIVE OFFICERS

      The following table sets forth, as of August 11, 2006, the names of, and certain information concerning, Veridicom's executive officers:

                                                   Principal Occupation
          Name and Title            Age         During the Past Five Years
---------------------------------   ---   --------------------------------------
Paul Mann, CEO, CFO and Secretary    47   Mr. Mann was the founder of Cavio
                                          Corporation and served as its CEO
                                          since its inception in 1998.

Daniel E. Stryker Jr., President     50   Mr. Stryker has over 20 years of
                                          successful technology sales and
                                          business development experience,
                                          focusing in the areas of enterprise
                                          solutions integration, internet
                                          security, e-business strategies,
                                          business intelligence and
                                          telecommunications.

Hamid Baradaran, VP, Hardware        44   Mr. Baradaran has over twenty-one
Development & Manufacturing               years of diverse research and
                                          development experience with leading
                                          telecommunication/data communication
                                          corporations. Mr. Baradaran also has
                                          over 15 years direct experience in
                                          hardware design and manufacturing. Mr.
                                          Baradaran has previously developed new
                                          products and has particular strengths
                                          in high speed digital design, printed
                                          circuit board design, high-speed
                                          signal integrity, high-speed PCB
                                          layout, system electromechanical
                                          design and mechanical design.

                             EXECUTIVE COMPENSATION

      The following table sets forth the annual and long-term compensation paid to our Chief Executive Officer and the other executive officers who earned more than $100,000 per year at the end of the last completed fiscal year. We refer to all of these officers collectively as our "named executive officers."

                           Summary Compensation Table

            (a)                             (b)     (c)            (d)         (e)           (f)
                                                                              Other       Restricted
                                                   Salary         Bonus      Annual      Stock Award
Name and principal Position                Year     ($)            ($)    Compensation        $
----------------------------------         ----   -------         -----   ------------   -----------
Charles Lesser, Former President (1)       2003    69,631                  14,369 (2)

Paul Mann, CEO                             2004   175,000           --
Bashir Jaffer, CFO                         2004   100,000           --
Hamid Baradanan, VP Hardware Development   2004   100,000           --
Terry Laferte, VP Software Development     2004   100,000           --
Cameron Adams, VP Strategic Devt & Sales   2004   100,000           --

Paul Mann, CEO                             2005   175,000           --
Bashir Jaffer, CFO                         2005   100,000 (4)       --
Hamid Baradanan, VP Hardware Development   2005   100,000           --

                       Summary Compensation Table (cont.)

                                                    Long Term Compensation
                                           ----------------------------------------
                                                    Awards               Payouts
                                           ------------------------   -------------
                                                 (g)          (h)          (i)
                                             Securities
                                            Underlying        LTIP      All Other
                                           Options / SARs   Payouts   Compensations
           Annual Compensation                   (#)           $)          ($)
----------------------------------------   --------------   -------   -------------
Charles Lesser, Former President              60,000 (1)
                                                     (3)
Jeremy Coles, Director                        50,000
Shannon McCallum, Director                   100,000
Bill Cheung, Director                              0
Paul Mann, CEO                               200,000 (5)
Bashir Jaffer, CFO                           100,000 (6)
Hamid Baradaran, VP Hardware Development     100,000

(1)   Retained in April 2003.

(2)   Represents premiums paid on an insurance policy.

(3) Options were originally granted on April 1, 2003 vesting 2,500 shares per month over a period of 24 months. Mr. Lesser resigned in February 2004 and at that time 24,000 options were vested. These options have now lapsed.

(4) Remuneration for certain officers is paid in Canadian currency at $130,000 per annum. These have been stated above as US $100,000 per annum.

(5) Stock options to the CEO & President consist of 150,000 options under the terms of his employment agreement and 50,000 options under the 2004 Stock Option Plan.

Option/SAR Information

      The following table sets forth option granted by us to the named executive officers in the most recent fiscal year.

                     Options/SAR Grants in Last Fiscal Year
                                Individual Grants

                                                Percent of
                                  No. of          Total
                                Securities     Options/SARs
                                Underlying      Granted to     Exercise
                               Options/SARs    Employees in     or Base
                                  Granted       Fiscal Year      Price     Expiration
Officer                             (#)            (1)(2)       ($/Sh)        Date
----------------------------   ------------   --------------   --------   ------------
Paul Mann, CEO and President      200,000          27.59%       $1.79     See Note (3)
Bashir Jaffer (4)                 100,000          13.79%
Hamid Baradaran, VP Hardware      100,000          13.79%

(1) 1,155,000 stock options were granted in February and April 2005. Of these, 430,000 lapsed during the year and currently, the outstanding number of options are 725,000

(2) Options vest monthly over 24 months from the date of Grant for Directors and employees who were with the Company from March 1, 2004 to June 30, 2004. Options vest monthly over 24 months from the date of Grant for Directors and employees who were with the Company from March 1, 2004 to June 30, 2004. For directors and employees who joined on or after July 1, 2004 the options vest monthly over 36 months from the grant date.

(3) The shares will be free trading at the time of exercise of vested options. Options can only be exercised one year following the date of grant of the options. Options expire 5 years after the grant date or 90 days after cessation of employment or directorship

(4) Mr. Jaffer resigned effective May 3, 2006 and in accordance with its terms his options expire 90 days after cessation of employment.

Employment Agreements with Executive Officers

      We entered into an employment agreement with our current Chief Executive Officer, Paul Mann. The term of the agreement is one year and is automatically renewable. Under the terms of the agreement, Mr. Mann receives a base salary of $175,000 and is eligible for an additional bonus based on our revenue performance. Under the terms of this employment agreement, Mr. Mann is also entitled to a ten-year stock option for 150,000 shares of our common stock at an exercise price of $3.50 per share.

      We have not entered into employment agreements with our other executive officers.

Policies on Executive Compensation

      The Board is responsible for reviewing policies and human resource issues, granting stock options and approving other personnel matters which are in excess of management's authority. The Board establishes the compensation plans and specific compensation levels of Veridicom's principal executive officer and other executive officers. The Board reviews its approach to executive compensation annually. As part of the due diligence, the Board conducts periodic outside reviews of peers.

      The Board believes that executive officer compensation should be closely aligned with the performance of Veridicom on a short-term and long-term basis, and that such compensation should be structured to assist Veridicom in attracting and retaining key executives critical to its long-term success. To that end, the Board's policy for compensation packages of executive officers consists of three components: (i) an annual base salary; (ii) an annual incentive bonus based on Veridicom's performance, and, in certain cases, individual performance as well; and (iii) stock option awards and salary continuation plans designed to link stockholder interests with those of executive management by providing long-term incentives to executive officers. The performance based aspects, items (ii) and (iii) above, are considered major elements of the overall compensation program.

Executive Officer Compensation

      Base Salary: The Board establishes a fixed base salary program for executive officers, which is reviewed annually. In establishing base salaries, the Board considers salaries of comparably sized peer companies. Executive officers may have their salaries adjusted from time to time as the size, complexity, and earnings of peer companies change, in order to ensure that total compensation remains competitive.

      Annual Incentives: The Board believes that incentives for officers are a key component for ensuring continued growth in stockholder value through increased earnings. Accordingly, executive officers earn bonuses based upon formulas approved by the Board.

      Long-term Incentives: Long-term incentives are provided through the grant of stock options to certain employees of Veridicom including executive officers. Stock options are granted at the market value prevailing on the date of grant and are intended to retain and motivate key management to improve Veridicom's long-term stockholder value, as the options only have value if the market price of the underlying stock appreciates after the date granted.

Principal Executive Officer Compensation

      Base Salary: Mr. Mann is subject to the same annual salary review program as other executive officers of Veridicom. As such, the Board targeted Mr. Mann's base salary at the competitive median for comparable sized peer companies. Mr. Mann's current base salary is believed reasonable by the Board based upon reference to competitive pay practices and the previously described compensation approach to executive officers. The Board believes that the performance based compensation program, as it related to the principal executive officer, offers substantial additional compensation incentive to reward Mr. Mann for successful results.

      Performance Based Compensation: Mr. Mann is eligible to participate in the same short-term and long-term incentive plans as the other executive officers of Veridicom. In addition, some terms of the bonus plan for the principal executive officer are different than the other executive officers.

      Mr. Mann was retained in February 2004 following Veridicom's merger with Cavio. Mr. Mann's base salary and bonus in fiscal 2004 is based on the criteria set forth above. Mr. Mann shall abstain on all Board votes regarding his bonus or compensation.

      There are no compensation committee interlocks between Veridicom and other entities involving Veridicom's executive officers or Board members.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Veridicom has entered into indemnification agreements with certain of its directors and executive officers pursuant to which Veridicom has agreed to indemnify any officer or director against all costs associated with the defense of any action brought against him or her in his/her capacity as an officer or director of Veridicom.

      The Company has entered into agreements with Manhattan Capital Partners ("Manhattan") and its affiliates to provide consulting and stock placement services. The Company paid Manhattan a total of $115,714 during the year ended December 31, 2005 and $316,028 during the year ended December 31, 2004. At December 31, 2003 Manhattan had advanced to us $110,005 in a non-interest bearing short-term loan, which was repaid in 2004. Manhattan is related due to one of the principals who is one of our directors.

      The Company has an unsecured, non-interest bearing short-term advance from Paul Mann, our CEO, in the amount of $83,719 as of December 31, 2005 (2004:
$218,899). These advances are without any specified repayment terms.

      The Company had an unsecured short term loan from Tall Enterprises Ltd. (a company controlled by Terry Laferte, a former officer of the Company) amounting to $64,000 as at December 31, 2004; bearing interest at 7% per annum and due on or before June 30, 2005. Thos loan was paid in full in March 2005.

      The Company has an unsecured loan from Global Ventures Advisors, a company controlled by a former director of our subsidiary in Pakistan, Veridicom Pakistan (Private) Ltd., as at December 31, 2005 amounting to $366,214; bearing interest at 12% per annum and due on or before June 30, 2007, with an option to convert to common stock in the event of default in repayment by the Company.

      In January 2005, the Company entered into a Consulting Agreement for a term of 24 months at $10,000 per month with Taktical Advisory Group of United Arab Emirates (UAE), a company affiliated with a former related party, for consulting services to develop strategic alliances, business development, securing distribution channels, and to provide representation in the UAE

      On November 3, 2003, Veridicom Inc. our subsidiary, entered into a five year Marketing and Distribution Agreement with Biocom Co. Ltd., ("Biocom") a Korean corporation and Gyung Min Kim, our former director. Under the terms of this Agreement Biocom was appointed as our exclusive distributor for all the sale and servicing of the Company's products in Korea.

      We believe that the terms of all of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party on an arm's length basis. Our policy requires that all related parties recuse themselves from negotiating and voting on behalf of our company in connection with related party transactions.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table summarizes our equity compensation plan information as of December 31, 2005.

      In February and April 2005, the Board of Directors of the Company approved the granting of 1,115,000 stock options to officers, directors and employees of the Company under the 2004 Stock Option Plan.

                                                                                              Number of Shares
                                                                                            Remaining Available
                                               Number of Shares to                          for Future Issuance
                                                  Be Issued upon                                Under Equity
                                                   Exercise of         Weighted-Average      Compensation Plans
                                                   Outstanding        Exercise Price of      (Excluding Shares
                                                Options, Warrants    Outstanding Options,       Reflected in
                                                    and Rights       Warrants and Rights        Column (a))
                Plan Category(1)                       (a)                   (b)                    (c)
--------------------------------------------   -------------------   --------------------   -------------------
Equity Compensation plans approved by
  stockholders..............................
    2004 Stock Option Plan                            725,000               $1.79                  845,000
    2000 EssTec Plan                                1,391,212               $2.61                  548,292
    1999 Alpha Virtual Plan                         1,058,082               $1.40                4,441,918
Equity Compensation plans not approved by
  stockholders..............................               --                  --                       --
  Total.....................................        3,174,294               $2.02                5,835,210

                              STOCKHOLDER PROPOSALS

      The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for Veridicom's 2006 Annual Meeting of Stockholders is March 31, 2006. As to stockholder proposals, which are not contained in the proxy statement, SEC rules specify that certain requirements in the bylaws of Veridicom be satisfied. The bylaws require that any stockholder wishing to make a nomination for director give advance notice of the nomination which shall be sent or delivered to the President of Veridicom the later of, 21 days prior to any meeting of stockholders called for the election of directors, or ten days after the date the notice of such meeting is sent to stockholders.

                                  OTHER MATTERS

      Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                                        VERIDICOM INTERNATIONAL, INC.


                                        /s/ Paul Mann
                                        ----------------------------------------
Dated: August [_], 2006                 Paul Mann, President, CEO and Chairman

      IT IS VERY IMPORTANT THAT EVERY STOCKHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

      IN ORDER TO PROVIDE ADEQUATE MEETING ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

      The Annual Report to Stockholders for the fiscal year ended December 31, 2005 is being mailed concurrently with this Proxy Statement to all stockholders of record as of August 11, 2006. An electronic copy of the report is also available via the Internet at www.sec.gov.

--------------------------------------------------------------------------------
                          \/ DETACH PROXY CARD HERE \/
--------------------------------------------------------------------------------
                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          VERIDICOM INTERNATIONAL, INC.

      The undersigned hereby appoints Mr. Paul Mann as proxyholder with full power of substitution, to represent, vote and act with respect to all shares of common stock of Veridicom International, Inc. ("Veridicom") which the undersigned would be entitled to vote at the meeting of stockholders to be held on September 22, 2006 at 3:00 p.m., Pacific Time, at the Monte Carlo Hotel, Las Vegas, Nevada or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------
                          \/ DETACH PROXY CARD HERE \/
--------------------------------------------------------------------------------

                          VERIDICOM INTERNATIONAL, INC.

      The Board of Directors recommends a vote "FOR" each of the proposals. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. If no instruction is specified with respect to the matter to be acted upon, the shares represented by the proxy will be voted "FOR" each of the proposals and in accordance with the recommendations of management. If any other business is presented at the meeting, this Proxy confers authority to and shall be voted in accordance with the recommendations of management.

1. Election of _____ (__)   |_| FOR all nominees listed   |_| WITHHOLD AUTHORITY
persons to be directors.        below (Except as marked
                                to the contrary below)

Nominees: Paul Mann, Bill Cheung, Jeremy Coles and Shannon McCallum.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space below.)

EXCEPTIONS
           ---------------------------------------------------------------------

2. Ratify financing transaction          |_| I DO  |_| I DO NOT EXPECT TO ATTEND
requiring potential stock issuances in   THE MEETING.
excess of currently authorized capital
stock
|_| FOR     |_|AGAINST     |_| ABSTAIN
                                         ---------------------------------------
                                         (Number of Shares)

3. To amend the Certificate of
Incorporation of Veridicom to increase
the authorized shares of common
stock from 60,000,000 to 700,000,000
                                         ---------------------------------------
                                         (Please Print Your Name)

|_| FOR     |_|AGAINST     |_| ABSTAIN

4. Ratification of the appointment of
Manning Elliot LLP as Veridicom's
independent accountants.
                                         ---------------------------------------
                                         (Signature of Stockholder)

|_| FOR     |_|AGAINST     |_| ABSTAIN
                                         ---------------------------------------
                                         (Date)

5. Transaction of such other business
as may properly come before the
meeting and any adjournments or
adjournments thereof.                    ---------------------------------------
                                         (Email Address)

(Please date this Proxy and sign your    This Proxy may be revoked prior to its
name as it appears on your stock         exercise by filing with the Secretary
certificates. Executors,                 Veridicom a duly executed proxy bearing
administrators, trustees, etc., should   a later date or an instrument revoking
give their full title. If a              this Proxy, or by attending the meeting
corporation, please sign in full         and voting in person.
corporate name by the president or
other authorized officer. If a
partnership, please sign in
partnership name by an authorized
person. All joint owners should sign.)

--------------------------------------------------------------------------------

                               Please Detach Here
               ^ You Must Detach This Portion of the Proxy Card ^
                  Before Returning it in the Enclosed Envelope


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